Exhibit 99.1

AIkido Pharma Inc. Announces Results of 2020 Annual Stockholder Meeting

All stockholder proposals were approved other than the authority for a reverse stock spilt

The meeting was adjourned to allow more time to collect votes on the reverse stock split

The Company urges stockholders to vote

New York, New York, November 20, 2020/PRNewswire/AIkido Pharma Inc. (the “Company” or “AIkido”) (NASDAQ: AIKI) today announced the results from the virtual 2020 Annual Meeting of Stockholders (the “Meeting”) held on November 17, 2020 (the “Meeting”).

All proposals that were presented to the stockholders were approved at the Meeting, except for the proposal to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock (the “Common Stock”) at a ratio of up to one-for-ten (the “Amendment Proposal”). Accordingly, the Company adjourned the Meeting to allow more time for stockholders to consider the Amendment Proposal.  The adjournment of the Meeting will preserve the September 24, 2020 record date for the determination of stockholders entitled to receive notice of and vote at the upcoming adjourned meeting to be held at 12:00 p.m. on December 4, 2020.

The detailed voting results for the Meeting are provided in the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 20, 2020.

The Company urges all stockholders who have not yet voted to vote in favor of the Amendment Proposal. Approval of the Amendment Proposal and the resulting reverse stock split is critical. The primary objective of the reverse stock split is to raise the per share trading price of the Common Stock to comply with the Nasdaq minimum share price listing rule to allow the Company to continue to list on Nasdaq. The higher stock price resulting from the reverse stock split and the listing of the Common Stock on Nasdaq is important for the marketability of the Common Stock to the financial community and investing public. If the reverse stock split is not effectuated, it could limit the number of potential buyers of the Common Stock as many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios. Also, brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Top proxy advisory firms ISS and Glass Lewis, who together provide voting recommendations on stockholder meetings to a majority of institutional stockholders, both recommend a “FOR” vote for this proposal in order to maintain listing on Nasdaq.

We urge you to please vote your shares of AIkido today. You may do so by contacting MacKenzie Partners at 1-800-322-2885 (toll-free in the U.S.) or 212-929-5500.

MacKenzie Partners can also take your vote via email. To vote by email, simply send an email with your voting instructions to proxy@mackenziepartners.com .. A sample email is below:

To:                   proxy@mackenziepartners.com

Cc:                   jjaegers@mackenziepartners.com:

Re:                   AIkido Pharma Inc. Annual Meeting

Dear Mr. Jaegers;

Please vote my shares of AIkido Pharma Inc. Common Stock for the 2020 Annual Meeting of Stockholders as follows:

1.	FOR the amendment to effect reverse stock split

Proposals 2, 3a,3b,3c,3d, 3e, 3f, 4, 5, and 6 will be voted FOR in order to complete the proxy. Please be advised that these proposals have already passed at the shareholder meeting on November 17, 2020.

The shares are registered in the name of ___________

Thank you

Your vote is very important, regardless of the number of shares you own. Please take a moment to vote your shares by contacting MacKenzie Partners today.

Thank you for your support.

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect to the Meeting and the Proposals. On October 5, 2020, the Company initially filed the Definitive Proxy Statement with the SEC. The Company gave notice and mailed the Definitive Proxy Statement to certain stockholders on or about October 5, 2020. The Company may file other documents with the SEC in connection with the Meeting. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ THESE MATERIALS CAREFULLY AND, IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY. Stockholders may obtain, free of charge, copies of the Definitive Proxy Statement and any other documents filed by the Company with the SEC in connection with the Meeting at the SEC’s website (http://www.sec.gov) and on the investor relations section of the Company’s website at www.aikidopharma.com. Investors and stockholders are urged to read the Definitive Proxy Statement and the other relevant materials before making any voting decision with respect to the Meeting and the Proposals.

Non-Solicitation

This communication does not constitute an offer to sell or solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Meeting. Additional information regarding the directors and executive officers of the Company is included in the Company’s Definitive Proxy Statement relating to the Meeting, filed with the SEC on October 5, 2020. These documents are available free of charge from the sources indicated above.

About AIkido Pharma Inc.

AIkido Pharma Inc. was initially formed in 1967 and is a biotechnology company with a diverse portfolio of small-molecule anti-cancer therapeutics.  The Company's platform consists of patented technology from leading universities and researchers and we are currently in the process of developing an innovative therapeutic drug platform through strong partnerships with world renowned educational institutions, including The University of Texas at Austin and Wake Forest University. Our diverse pipeline of therapeutics includes therapies for pancreatic cancer, acute myeloid leukemia (AML) and acute lymphoblastic leukemia (ALL). In addition, we are constantly seeking to grow our pipeline to treat unmet medical needs in oncology.  The Company is also developing a broad-spectrum antiviral platform that may potentially inhibit replication of multiple viruses including Influenza virus, SARS-CoV (coronavirus), MERS-CoV, Ebolavirus and Marburg virus.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including without limitation those set forth in the Company's filings with the SEC, not limited to Risk Factors relating to its business contained therein. Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Investor Relations:

Hayden IR
Brett Maas, Managing Partner
Phone: (646) 536-7331
Email: brett@haydenir.com
www.haydenir.com

AIkido Pharma Inc.:

Phone: 212-745-1373
Email: investorrelations@aikidopharma.com
www.aikidopharma.com